Exhibit 10.4

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS(15 CFR 700)		RATING	PAGE OF PAGES
			1	19
2. CONTRACT (Proc. Inst. Ident.) NO.	3. EFFECTIVE DATE		4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
W911QY 20C0077	04 Jun 2020		0011504522
5. ISSUED BY	CODE	W911 QY	6. ADMINISTERED BY (If other than Item 5)	CODE	S2101A
W6QK ACC-APG NATICK [***]			DEFENSE CONTRACT MANAGEMENT AGENCY DCMA BALTIMORE 217 EAST REDWOOD STREET SUITE 1800 BALTIMORE MD 21232-3375		SCD A

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) NOVAVAX, INC. 20 FIRSTFIELD RD GAITHERSBURG MD 20878-1760						8. DELIVERY [ ] [***] [ X ] OTHER (See below)
9. DISCOUNT FOR PROMPT PAYMENT Net 30 Days
						10. SUBMIT INVOICES1	ITEM
						(4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:	Section G
CODE 1UCZ4			FACILITY CODE
11. SHIP TO/MARK FOR		CODE	W56XNH		12. PAYMENT WILL BE MADE BY	CODE		HQ0490
[***]					DEFENSE FINANCE AND ACCOUNTING SERVICE DFAS-INDY VP GFEBS 8899 E 56TH STREET INDIANAPOLIS IN 46249-3800
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [ X ] 10 U.S.C. 2304(c)(2) [ ] 41 U.S.C. 253(c)( )					14. ACCOUNTING AND APPROPRIATION DATA See Schedule
15 A. ITEM		NO. 15B. SUPPLIED SERVICES			15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE
					15G. TOTAL AMOUNT OF CONTRACT			$60,000,000.00
16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION		PAGE(S)
		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM	1 - 2	X	I	CONTRACT CLAUSES		13-19
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	3 - 4	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X	C	DESCRIPTION/SPECS./WORK STATEMENT	5		J	LIST OF ATTACHMENTS
X	D	PACKAGING AND MARKING	6	PART IV – REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	7		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	8
X	G	CONTRACT ADMINISTRATION DATA	9 – 11		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	12		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. [X] CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] SEALED-BID AWARD (Contractor is not required to sign this document.)

Your bid on Solicitation Number ________________________________________

including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government s solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or print) John A. Herrmann III SVP, General Counsel and Corp. Secretary					20A. NAME OF CONTRACTING OFFICER [***] / CONTRACTING OFFICER TEL: [***] EMAIL: [***]
19B. NAME OF CONTRACTOR			19C. DATE SIGNED		20B. UNITED STATES OF AMERICA	20C. DATE SIGNED
BY: /s/ John. A. Herrmann III (Signature of person authorized to sign)			June 8 2020		BY: [***] (Signature of Contracting Officer)	04-Jun-2020

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 26 (REV. 5/2011)
Previous edition is NOT usable	Prescribed by GSA – FAR (48 CFR) 53.214(a)

Section A - Solicitation/Contract Form

LETTER CONTRACT

a. This document constitutes a contract on the terms and conditions set forth herein and signifies the intention of the U.S. Army Contracting Command (ACC-APG), Natick Contracting Division (NCD) - Ft. Detrick Branch to execute a cost type contract for the performance of the effort as set forth herein.

b. In accordance with Federal Acquisition Regulation (FAR) Clause 52.216-23 entitled “Execution and Commencement of Work,” you are directed to proceed immediately to commence performance of the work, and to pursue such work with all diligence to the end that the effort may be performed within the time specified in Section F hereof. You are reminded that, pending definitization, the maximum liability of the Government is as stated in FAR Clause 52.216-24, “Limitation of Government Liability,” incorporated in full text in Section I herein.

c. In accordance with Defense FAR Supplement (DFARS) 252.217-7027 entitled “Contract Definitization,” you shall submit a cost proposal for the effort covered by this document. Your proposal should be supported by a cost breakdown reflecting the factors outlined in FAR 15.408, Table 15-2, “Instructions for Submitting Cost/Price Proposals when Cost or Pricing Data are Required,” and such other information as may be specified herein. A Certificate of Current Cost or Pricing Data shall be submitted upon agreement on contract price.

d. The definitive contract resulting from this undefinitized action shall not exceed $60,000,000.00. Prior to definitization the Contractor shall not be authorized to make expenditures or incur obligations exceeding $21,952,384.00 in the performance of this effort.

e. Equipment purchases shall require KO approval prior to authorization.

f. Note: any purchase of Software licenses become Government property upon payment and in the event of contract completion or termination, license agreements shall transfer to the Government.

g. Equipment and material purchases from Prime and Sub contractors shall not include fee.

h. PDUFA, if applicable, shall be pass through only, no additional contractor charges shall apply.

i. Clauses requiring entries have in several cases been left incomplete for the purposes of entering into this Letter Contract, and will be completed during the definitization process.

j. Please indicate your acceptance of the foregoing by signing the attached Standard Form 26 and returning it with all supporting documentation to the issuing office.

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1	Job		$60,000,000.00
		Vaccine Development and Production

		COST

The contractor shall complete development and production of the Novavax nanoparticle vaccine against COVID-19, to include, production of the M matrix adjuvant and the fill/finish capability, in accordance with the Performance Work Statement (PWS) attached in Section C.

		Deliverables shall be completed in accordance with the following schedule:

		1. [***]

		2. [***] Production of Matrix M Adjuvant (non US or US based) to produce ten million (10M) doses

		3. [***]

		4. December 2020: Final drug product (ten million (10M) doses)

		5. [***]

		6. [***]

		[***] PSC CD: AJ45
		ESTIMATED COST			$60,000,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101					[***]
FUNDING ONLY
FFP
PURCHASE REQUEST NUMBER: 0011504522

		NET AMT			[***]

	ACRN AA				[***]
CIN: GFEBS001150452200001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000102					[***]
FUNDING ONLY
FFP
PURCHASE REQUEST NUMBER: 0011504522

		NET AMT			[***]

	ACRN AB				$[***]
CIN: GFEBS001150452200002

The Contractor shall maintain a most favored customer provision for the product once authorized or licensed by the FDA, such that the Contractor shall not give any entity a better price than the DoD for a period of five (5) years from the award of this contract, limited to customers in the U.S. and purchases made in the U.S to include sale prices as compared to commercial clients with respect to quantity, location of delivery, fundamental differences in deliverable formulation, and material differences in terms and conditions for commercial contracts.

Section C - Descriptions and Specifications

PERFORMANCE WORK STATEMENT (PWS)

PRODUCTION OF NOVAVAX MATRIX-M ADJUVANTED VACCINE AGAINST SARS-COV-2 IN
RESPONSE TO THE COVID-19 PANDEMIC

1. Scope:

JPEO-CBRND-EB is seeking technical solutions and manufacturing capabilities to rapidly develop, test, and manufacture vaccine drug product against SARS-CoV-2 for use in phase 2/3 clinical trials and under emergency use authorization. The Contractor shall manufacture the Novavax SARS-Cov-2 vaccine product (NVX-CoV2373) and make a series of deliverables to fulfill this requirement.

2. Requirements:

•	Contractor shall conduct tech transfer of the production of the recombinant antigen component of NVX-CoV2373.
•

The Contractor shall manufacture enough bulk drug substance to produce ten million doses of vaccine drug product, all under Good Manufacturing practices and compatible with use in a late stage development clinical evaluation or Emergency Use Authorization.

•	The Contractor shall produce Matrix-M vaccine adjuvant for formulation of ten million doses of bulk drug substance (non US or US based).
•	The Contractor shall execute the fill/finish portion of vaccine development to meet the dose requirements listed above.
•	The Contractor shall ensure all quality control/assurance adhere to phase appropriate Good Manufacturing Practices., to ensure product quality and availability for use of the doses produced.
•	The Contractor shall establish within the United States large scale production of the Matrix-M adjuvant.
•	The Contractor shall prepare Certificates of Analysis for all lots of the following manufactured under this contract: bulk drug substance, final drug product and Matrix M adjuvant.
•	The Contractor shall deliver the required doses of drug product vaccine solely for use under an approved clinical trial or EUA.
•	The Contractor shall prepare all regulatory documentation needed for late stage clinical evaluation efforts for this vaccine.

Section D - Packaging and Marking

PACKAGING AND MARKING

D.1. Packaging and marking of any deliverables pursuant to the provisions of this contract shall be in accordance with the contractor’s standard commercial practices.

D.2. Technical data items shipped shall be marked as follows:

[***], M.S. Contracting Officer’s Representative (COR)

Assistant Product Manager

[***]

Email: [***]

Phone: [***]

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	[***]	[***]	[***]	[***]
000101	N/A	N/A	N/A	N/A
000102	N/A	N/A	N/A	N/A

CLAUSES INCORPORATED BY REFERENCE

52.246-3	Inspection Of Supplies Cost-Reimbursement	MAY 2001
52.246-5	Inspection Of Services Cost-Reimbursement	APR 1984
52.246-8	Inspection Of Research And Development Cost Reimbursement	MAY 2001
52.246-16	Responsibility For Supplies	APR 1984

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE

0001	POP 04-JUN-2020 TO	N/A	[***]	W56XNH
03-JUN-2021
[***]
[***]

000101	N/A	N/A	N/A	N/A

000102	N/A	N/A	N/A	N/A

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 09720202021013000018170551519252	S.0025760.7.5.4.5	6100.9000021001
COST CODE: AHPII
AMOUNT: [***]

AB: 09720202021013000018170446463252	S.0025760.7.5.1	6100.9000021001
COST CODE: AHPII
AMOUNT: [***]

ACRN	CLIN/SLIN	CIN	AMOUNT

AA	000101	GFEBS001150452200001	[***]
AB	000102	GFEBS001150452200002	[***]

CLAUSES INCORPORATED BY REFERENCE

252.232-7003 Electronic Submission of Payment Requests and Receiving DEC 2018 Reports

CLAUSES INCORPORATED BY FULL TEXT

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (DEC 2018)

(a) Definitions. As used in this clause—

“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall—

(1)Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov: and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil.

(e) WAWF methods of document submission. Document submissions may be via web entry. Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items—

(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

(B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

(iii) For customary progress payments based on costs incurred, submit a progress payment request.

(iv) For performance based payments, submit a performance based payment request.

(v) For commercial item financing, submit a commercial item financing request.

(2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0490
Issue By DoDAAC	W911QY
Admin DoDAAC**	S2101A
Inspect By DoDAAC	W56XNH
Service Acceptor (DoDAAC)	W56XNH

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g)WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

[***]

(2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.

(End of clause)

CONTRACT ADMINISTRATION

G.1. Contract Administration:

a. In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the contractor and a person other than the Contracting Officer be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by the Contracting Officer.

b. The telephone, and E-mail address of the Contract Specialist (KS) and Procuring Contracting Officer (PCO) are:

Contract Specialist: [***]

Telephone Number: [***]

E-mail: [***]

Contracting Officer Name: [***]

Telephone Number: [***]

E-mail: [***]

c. The telephone number and E-mail address of the Contracting Officer’s Representative (COR) are:

Contracting Officer’s Representative: [***]

Telephone Number: [***]

E-mail: [***]

Section H - Special Contract Requirements

SPECIAL CONTRACT REQUIREMENTS

1. Prohibition of Use of Laboratory Animals:

Notwithstanding of any other provisions contained in this award or incorporated by reference herein, the recipient is expressly forbidden to use or subcontract for the use of laboratory animals in any manner whatsoever without the express written approval of the US Army Medical Research and Material Command, Animal Care and Use Office (USAMRMC ACURO). You will receive written approval to begin research under the applicable protocol proposed for this award from the USAMRMC ACURO under separate letter to the recipient and Principle Investigator. A copy of this approval will be provided to the Contracting Officer for the official file. Non-compliance with any award provision of this clause may result in the withholding of funds and or the termination of the award. Information and guidance is provide at the following web site:

https://mrmc.amedd.army.mil/index.cfm?pageid=research_protections.acuro

2. Prohibition of Use of Human Subjects:

Research under this award involving the use of human subjects may not begin until the U.S. Army Medical Research and Materiel Command’s Office of Research Protections, Human Research Protections Office (HRPO) approves the protocol. Written approval to begin research or subcontract for the use of human subjects under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HRPO, under separate letter to the funded institution and the Principal Investigator. A copy of this approval will be provided to the Contracting Officer for the official file. Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award. Information and guidance is provided at the following web site:

https://mrmc.amedd.army.mil/index.cfm?pageid=research_protections.hrpo

3. Prohibition of Use of Human Anatomical Substances:

Research at funded institutions using human anatomical substance may not begin until the US Army Medical Research and Material Command; Human Research Protections Office (USAMRMC HARPO) approves the protocol. Written approval to begin research or subcontract for the use of human anatomical substances under the applicable protocol proposed for this award will be issued from the USAMRMC HARPO under a separate letter to the funded institution and the Principal Investigator. A copy of the approval will be provided to the Contracting Officer for the official file. Non-compliance with any award provision of this clause may result in the withholding of funds and or the termination of the award. Information and guidance is provided at the following web site:

https://mrmc.amedd.army.mil/index.cfm?pageid=research_protections.hrpo

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	NOV 2013
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	MAY 2014
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	MAY 2014
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	MAY 2014
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	MAY 2014
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-7	System for Award Management	OCT 2018
52.204-19	Incorporation by Reference of Representations and Certifications	DEC 2014
52.204-23	Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities	JUL 2018
52.204-25	Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment	AUG 2019
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	OCT 2015
52.209-9	Updates of Publicly Available Information Regarding Responsibility Matters	OCT 2018
52.209-10	Prohibition on Contracting With Inverted Domestic Corporations	NOV 2015
52.215-10	Price Reduction for Defective Certified Cost or Pricing Data	AUG 2011
52.215-14	Integrity of Unit Prices	OCT 2010
52.215-15	Pension Adjustments and Asset Reversions	OCT 2010
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-22	Limitations on Pass-Through Charges-Identification of Subcontract Effort	OCT 2009
52.216-7	Allowable Cost And Payment	AUG 2018
52.216-24	Limitation Of Government Liability	APR 1984
52.219-28	Post-Award Small Business Program Rerepresentation	MAY 2020
52.222-3	Convict Labor	JUN 2003
52.222-19	Child Labor - Cooperation with Authorities and Remedies	JAN 2020

52.222-20	Contracts for Materials, Supplies, Articles, and Equipment Exceeding $15,000	MAY 2014
52.222-21	Prohibition Of Segregated Facilities	APR 2015
52.222-26	Equal Opportunity	SEP 2016
52.222-35	Equal Opportunity for Veterans	OCT 2015
52.222-36	Equal Opportunity for Workers with Disabilities	JUL 2014
52.222-37	Employment Reports on Veterans	FEB 2016
52.222-40	Notification of Employee Rights Under the National Labor Relations Act	DEC 2010
52.222-50	Combating Trafficking in Persons	JAN 2019
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-6	Drug-Free Workplace	MAY 2001
52.223-18	Encouraging Contractor Policies To Ban Text Messaging While Driving	AUG 2011
52.225-8	Duty-Free Entry	OCT 2010
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent	DEC 2007
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-3	Patent Indemnity	APR 1984
52.228-7	Insurance-Liability To Third Persons	MAR 1996
52.232-17	Interest	MAY 2014
52.232-23	Assignment Of Claims	MAY 2014
52.232-23 Alt I	Assignment of Claims (May 2014) - Alternate I	APR 1984
52.232-25	Prompt Payment	JAN 2017
52.232-33	Payment by Electronic Funds Transfer-System for Award Management	OCT 2018
52.232-39	Unenforceability of Unauthorized Obligations	JUN 2013
52.232-40	Providing Accelerated Payments to Small Business Subcontractors	DEC 2013
52.233-1	Disputes	MAY 2014
52.233-3	Protest After Award	AUG 1996
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2014
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.244-2	Subcontracts	OCT 2010
52.244-2 Alt I	Subcontracts (Oct 2010) - Alternate I	JUN 2007
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	AUG 2019
52.245-1	Government Property	JAN 2017
52.246-25	Limitation Of Liability-Services	FEB 1997
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	SEP 2011
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	SEP 2013
252.204-7000	Disclosure Of Information	OCT 2016
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7012	Safeguarding Covered Defense Information and Cyber Incident Reporting	DEC 2019

252.209-7004	Subcontracting With Finns That Are Owned or Controlled By The Government of a Country that is a State Sponsor of Terrorism	MAY 2019
252.222-7006	Restrictions on the Use of Mandatory Arbitration Agreements	DEC 2010
252.225-7002	Qualifying Country Sources As Subcontractors	DEC 2017
252.225-7012	Preference For Certain Domestic Commodities	DEC 2017
252.225-7048	Export-Controlled Items	JUN 2013
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	APR 2019
252.227-7013	Rights in Technical Data—Noncommercial Items	FEB 2014[1]
252.227-7016	Rights in Bid or Proposal Information	JAN 2011
252.227-7030	Technical Data-Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 2016
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	DEC 2018
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7002	Animal Welfare	DEC 2014
252.235-7004	Protection of Human Subjects	JUL 2009
252.235-7011	Final Scientific or Technical Report	DEC 2019
252.242-7006	Accounting System Administration	FEB 2012
252.243-7002	Requests for Equitable Adjustment	DEC 2012
252.244-7000	Subcontracts for Commercial Items	JUN 2013

1 Contractor’s vaccine candidate and sf9/baculovirus manufacturing platform have been developed with private funding (“Background IP”). No rights or license to Background IP are implied or granted to Government under this Contract.

CLAUSES INCORPORATED BY FULL TEXT

52.216-23 EXECUTION AND COMMENCEMENT OF WORK (APR 1984)

The Contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than two (2) business days from award. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.

(End of clause)

52.216-25 CONTRACT DEFINITIZATION (OCT 2010)

(a) A Cost definitive contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the letter contract, (2) all clauses required by law on the date of execution of the definitive contract, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a Cost proposal, including data other than certified cost or pricing data, and certified cost or pricing data, in accordance with FAR 15.408, Table 15-2, supporting its proposal.

(b) The schedule for definitizing this contract is December 2020 (150 Days After Award).

(c) If agreement on a definitive contract to supersede this letter contract is not reached by the target date in paragraph (b) above, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with

Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided with completion of the contract, subject only to the Limitation of Government Liability clause.

(1)After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i)All clauses required by the FAR on the date of execution of this letter contract for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2)To the extent consistent with subparagraph (c)(1) above, all clauses, terms, and conditions included in this letter contract shall continue in effect, except those that by their nature apply only to a letter contract.

(End of clause)

52.216-26PAYMENTS OF ALLOWABLE COSTS BEFORE DEFINITIZATION (DEC 2002)

(a) Reimbursement rate. Pending the placing of the definitive contract referred to in this letter contract, the Government will promptly reimburse the Contractor for all allowable costs under this contract at the following rates:

(1) [***] of approved costs representing financing payments to subcontractors under fixed-price subcontracts, provided that the Government’s payments to the Contractor will not exceed [***] of the allowable costs of those subcontractors.

(2) [***] of approved costs representing cost-reimbursement subcontracts; provided, that the Government’s payments to the Contractor shall not exceed [***] of the allowable costs of those subcontractors.

(3) [***] of all other approved costs.

(b) Limitation of reimbursement. To determine the amounts payable to the Contractor under this letter contract, the Contracting Officer shall determine allowable costs in accordance with the applicable cost principles in Part 31 of the Federal Acquisition Regulation (FAR). The total reimbursement made under this paragraph shall not exceed [***] of the maximum amount of the Government’s liability, as stated in this contract.

(c) Invoicing. Payments shall be made [***] to the Contractor when requested as work progresses, but (except for small business concerns) not more often than every [***], in amounts approved by the Contracting Officer. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost incurred by the Contractor in the performance of this contract.

(d) Allowable costs. For the purpose of determining allowable costs, the term “costs” includes-

(1) Those recorded costs that result, at the time of the request for reimbursement, from payment by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(2) When the Contractor is not delinquent in payment of costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for-

(i) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made—

(A) In accordance with the terms and conditions of a subcontract or invoice; and

(B) Ordinarily within [***] of the submission of the Contractor’s payment request to the Government;

(ii) Materials issued from the Contractor’s stores inventory and placed in the production process for use on the contract;

(iii) Direct labor;

(iv) Direct travel;

(v) Other direct in-house costs; and

(vi) Properly allocable and allowable indirect costs as shown on the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(3)The amount of financing payments that the Contractor has paid by cash, check, or other forms of payment to subcontractors.

(e) Small business concerns. A small business concern may receive more frequent payments than every [***].

(f) Audit. At any time before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of costs audited. Any payment may be (1) reduced by any amounts found by the Contracting Officer not to constitute allowable costs or (2) adjusted for overpayments or underpayments made on preceding invoices or vouchers.

(End of clause)

52.232-22 LIMITATION OF FUNDS (APR 1984)

(a) The parties estimate that performance of this contract will not cost the Government more than (1) the estimated cost specified in the Schedule or, (2) if this is a cost-sharing contract, the Government’s share of the estimated cost specified in the Schedule. The Contractor agrees to use [***] to perform the work specified in the Schedule and all obligations under this contract within the estimated cost, which, if this is a cost-sharing contract, includes both the Government’s and the Contractor’s share of the cost.

(b) The Schedule specifies the amount presently available for payment by the Government and allotted to this contract, the items covered, the Government’s share of the cost if this is a cost-sharing contract, and the period of performance it is estimated the allotted amount will cover. The parties contemplate that the Government will allot additional funds incrementally to the contract up to the full estimated cost to the Government specified in the Schedule, exclusive of any fee. The Contractor agrees to perform, or have performed, work on the contract up to the point at which the total amount paid and payable by the Government under the contract approximates but does not exceed the total amount actually allotted by the Government to the contract.

(c) The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next [***], when added to all costs previously incurred, will exceed [***] of (1) the total amount so far allotted to the contract by the Government or, (2) if this is a cost-sharing contract, the amount then allotted to the contract by the Government plus the Contractor’s corresponding share. The notice shall state the estimated amount of additional funds required to continue performance for the period specified in the Schedule.

(d) [***] before the end of the period specified in the Schedule, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue timely performance under the contract or for any further period specified in the Schedule or otherwise agreed upon, and when the funds will be required.

(e) If, after notification, additional funds are not allotted by the end of the period specified in the Schedule or another agreed-upon date, upon the Contractor’s written request the Contracting Officer will terminate this contract on that date in accordance with the provisions of the Termination clause of this contract. If the Contractor estimates that the funds available will allow it to continue to discharge its obligations beyond that date, it may specify a later date in its request, and the Contracting Officer may terminate this contract on that later date.

(f) Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause-

(1) The Government is not obligated to reimburse the Contractor for costs incurred in excess of the total amount allotted by the Government to this contract; and

(2) The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of (i) the amount then allotted to the contract by the Government or, (ii) if this is a cost-sharing contract, the amount then allotted by the Government to the contract plus the Contractor’s corresponding share, until the Contracting Officer notifies the Contractor in writing that the amount allotted by the Government has been increased and specifies an increased amount, which shall then constitute the total amount allotted by the Government to this contract.

(g) The estimated cost shall be increased to the extent that (1) the amount allotted by the Government or, (2) if this is a cost-sharing contract, the amount then allotted by the Government to the contract plus the Contractor’s corresponding share, exceeds the estimated cost specified in the Schedule. If this is a cost-sharing contract, the increase shall be allocated in accordance with the formula specified in the Schedule.

(h) No notice, communication, or representation in any form other than that specified in subparagraph (f)(2) above, or from any person other than the Contracting Officer, shall affect the amount allotted by the Government to this contract. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the total amount allotted by the Government to this contract, whether incurred during the course of the contract or as a result of termination.

(i) When and to the extent that the amount allotted by the Government to the contract is increased, any costs the Contractor incurs before the increase that are in excess of (1) the amount previously allotted by the Government or,

(2)if this is a cost-sharing contract, the amount previously allotted by the Government to the contract plus the Contractor’s corresponding share, shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice and directs that the increase is solely to cover termination or other specified expenses.

(j) Change orders shall not be considered an authorization to exceed the amount allotted by the Government specified in the Schedule, unless they contain a statement increasing the amount allotted.

(k) Nothing in this clause shall affect the right of the Government to terminate this contract. If this contract is terminated, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.

(1)If the Government does not allot sufficient funds to allow completion of the work, the Contractor is entitled to a percentage of the fee specified in the Schedule equalling the percentage of completion of the work contemplated by this contract.

(End of clause)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

https://www.acquisition.gov/content/regulations

(End of clause)

252.217-7027 CONTRACT DEFINITIZATION (DEC 2012)

(a) A cost contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a cost proposal and certified cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and certified cost or pricing data).

Target Date for Definitization: December 2020 (150 Days After Award)

Submission of Final Proposal: [***]

Begin Negotiations: [***]

Certificate of Cost or Pricing Data: [***]

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(1) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated cost/price ceiling in no event to exceed $60,000,000.00.

(End of clause)